EXETER FUND, INC.

                             ARTICLES SUPPLEMENTARY


     EXETER FUND, INC. (the "Corporation"), a corporation organized under the laws of the State of Maryland, having its principal place of business at 1100 Chase Square, Rochester, New York 14604, does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940. At a meeting held on February 2, 2000 the Board of Directors of the Corporation adopted a resolution authorizing the termination of the Flexible Yield Series I, Flexible Yield Series II and Flexible Yield Series III portfolios of the Fund (collectively, the "Flexible Yield Series") and reclassifying their unauthorized and unissued shares under Maryland Law.

     SECOND: Immediately before the dissolution of the Flexible Yield Series and upon filing for record these Articles Supplementary, the Corporation has authority to issue one billion, seven hundred million (1,700,000,000) shares of the Corporation, par value ($0.01), having an aggregate par value of seventeen million ($17,000,000) dollars designated and classified as follows:





TYPE OF SHARES                                         NUMBER
Small Cap Series Class A. . . . . . . . . . . .   37,500,000 shares
Small Cap Series Class B. . . . . . . . . . . .    2,500,000 shares
Small Cap Series Class C. . . . . . . . . . . .    5,000,000 shares
Small Cap Series Class D. . . . . . . . . . . .    2,500,000 shares
Small Cap Series Class E. . . . . . . . . . . .    2,500,000 shares
Maximum Horizon Series Class A. . . . . . . . .   75,000,000 shares
Maximum Horizon Series Class B. . . . . . . . .    5,000,000 shares
Maximum Horizon Series Class C. . . . . . . . .   10,000,000 shares
Maximum Horizon Series Class D. . . . . . . . .    5,000,000 shares
Maximum Horizon Series Class E. . . . . . . . .   5, 000,000 shares
Commodity Series Class A. . . . . . . . . . . .   30,000,000 shares
Technology Series Class A . . . . . . . . . . .   50,000,000 shares
Defensive Series Class A. . . . . . . . . . . .   37,500,000 shares
Defensive Series Class B. . . . . . . . . . . .    2,500,000 shares
Defensive Series Class C. . . . . . . . . . . .    5,000,000 shares
Defensive Series Class D. . . . . . . . . . . .    2,500,000 shares
Defensive Series Class E. . . . . . . . . . . .    2,500,000 shares
Financial Services Series Class A . . . . . . .   20,000,000 shares
International Series Class A. . . . . . . . . .   50,000,000 shares

                                        1

Tax Managed Series Class A. . . . . . . . . . .   37,500,000 shares
Tax Managed Series Class B. . . . . . . . . . .    2,500,000 shares
Tax Managed Series Class C. . . . . . . . . . .    5,000,000 shares
Tax Managed Series Class D. . . . . . . . . . .    2,500,000 shares
Tax Managed Series Class E. . . . . . . . . . .    2,500,000 shares
Life Sciences Series Class A. . . . . . . . . .   50,000,000 shares
Global Fixed Income Series Class A. . . . . . .   50,000,000 shares
Blended Asset Series I Class A. . . . . . . . .   37,500,000 shares
Blended Asset Series I Class B. . . . . . . . .    2,500,000 shares
Blended Asset Series I Class C. . . . . . . . .    5,000,000 shares
Blended Asset Series I Class D. . . . . . . . .    2,500,000 shares
Blended Asset Series I Class E. . . . . . . . .    2,500,000 shares
Blended Asset Series II Class A . . . . . . . .   37,500,000 shares
Blended Asset Series II Class B . . . . . . . .    2,500,000 shares
Blended Asset Series II Class C . . . . . . . .    5,000,000 shares
Blended Asset Series II Class D . . . . . . . .    2,500,000 shares
Blended Asset Series II Class E . . . . . . . .    2,500,000 shares
Flexible Yield Series I Class A . . . . . . . .   37,500,000 shares
Flexible Yield Series I Class B . . . . . . . .    2,500,000 shares
Flexible Yield Series I Class C . . . . . . . .    5,000,000 shares
Flexible Yield Series I Class D . . . . . . . .    2,500,000 shares
Flexible Yield Series I Class E . . . . . . . .    2,500,000 shares
Flexible Yield Series II Class A. . . . . . . .   37,500,000 shares
Flexible Yield Series II Class B. . . . . . . .    2,500,000 shares
Flexible Yield Series II Class C. . . . . . . .    5,000,000 shares
Flexible Yield Series II Class D. . . . . . . .    2,500,000 shares
Flexible Yield Series II Class E. . . . . . . .    2,500,000 shares
Flexible Yield Series III Class A . . . . . . .   37,500,000 shares
Flexible Yield Series III Class B . . . . . . .    2,500,000 shares

                                        2

Flexible Yield Series III Class C . . . . . . .    5,000,000 shares
Flexible Yield Series III Class D . . . . . . .    2,500,000 shares
Flexible Yield Series III Class E . . . . . . .    2,500,000 shares
New York Tax Exempt Series Class A. . . . . . .   50,000,000 shares
Ohio Tax Exempt Series Class A. . . . . . . . .   50,000,000 shares
Diversified Tax Exempt Series Class A . . . . .   50,000,000 shares
World Opportunities Series Class A. . . . . . .   37,500,000 shares
World Opportunities Series Class B. . . . . . .    2,500,000 shares
World Opportunities Series Class C. . . . . . .    5,000,000 shares
World Opportunities Series Class D. . . . . . .    2,500,000 shares
World Opportunities Series Class E. . . . . . .    2,500,000 shares
PureMark[SM] Series Class A . . . . . . . . . .   37,500,000 shares
PureMark[SM] Series Class B . . . . . . . . . .    2,500,000 shares
PureMark[SM] Series Class C . . . . . . . . . .    5,000,000 shares
PureMark[SM] Series Class D . . . . . . . . . .    2,500,000 shares
PureMark[SM] Series Class E . . . . . . . . . .    2,500,000 shares
Government-Oriented Fixed Income Series Class A   25,000,000 shares
Government-Oriented Fixed Income Series Class D   15,000,000 shares
Government-Oriented Fixed Income Series Class E   10,000,000 shares
Unrestricted Fixed Income Series Class A. . . .   25,000,000 shares
Unrestricted Fixed Income Series Class D. . . .   15,000,000 shares
Unrestricted Fixed Income Series Class E. . . .   10,000,000 shares
Index Stock Series Class A. . . . . . . . . . .   25,000,000 shares
Index Stock Series Class D. . . . . . . . . . .   15,000,000 shares
Index Stock Series Class E. . . . . . . . . . .   10,000,000 shares
Large Cap Stock Series Class A. . . . . . . . .   25,000,000 shares
Large Cap Stock Series Class D. . . . . . . . .   15,000,000 shares
Large Cap Stock Series Class E. . . . . . . . .   10,000,000 shares
Small Cap Stock Series Class A. . . . . . . . .   25,000,000 shares

                                        3

Small Cap Stock Series Class D. . . . . . . . .   15,000,000 shares
Small Cap Stock Series Class E. . . . . . . . .   10,000,000 shares
Aggressive Stock Series Class A . . . . . . . .   25,000,000 shares
Aggressive Stock Series Class D . . . . . . . .   15,000,000 shares
Aggressive Stock Series Class E . . . . . . . .   10,000,000 shares
International Stock Series Class A. . . . . . .   25,000,000 shares
International Stock Series Class D. . . . . . .   15,000,000 shares
International Stock Series Class E. . . . . . .   10,000,000 shares
Defensive Growth Series Class A . . . . . . . .   25,000,000 shares
Defensive Growth Series Class D . . . . . . . .   15,000,000 shares
Defensive Growth Series Class E . . . . . . . .   10,000,000 shares
Growth with Reduced Volatility Series Class A .   25,000,000 shares
Growth with Reduced Volatility Series Class D .   15,000,000 shares
Growth with Reduced Volatility Series Class E .   10,000,000 shares
Long-Term Growth Series Class A . . . . . . . .   25,000,000 shares
Long-Term Growth Series Class D . . . . . . . .   15,000,000 shares
Long-Term Growth Series Class E . . . . . . . .   10,000,000 shares
Maximum-Growth Series Class A . . . . . . . . .   25,000,000 shares
Maximum-Growth Series Class D . . . . . . . . .   15,000,000 shares
Maximum-Growth Series Class E . . . . . . . . .   10,000,000 shares
Unclassified. . . . . . . . . . . . . . . . . .  150,000,000 shares





     THIRD: Immediately after the termination of the Flexible Yield Series and upon filing for record these Articles Supplementary, the Corporation has authority to issue one billion, seven hundred million (1,700,000,000) shares of the Corporation, par value ($0.01), having an aggregate par value of seventeen million ($17,000,000) dollars designated and classified as follows:




TYPE OF SHARES                                         NUMBER
Small Cap Series Class A. . . . . . . . . . . .   37,500,000 shares
Small Cap Series Class B. . . . . . . . . . . .    2,500,000 shares
Small Cap Series Class C. . . . . . . . . . . .    5,000,000 shares
Small Cap Series Class D. . . . . . . . . . . .    2,500,000 shares
Small Cap Series Class E. . . . . . . . . . . .    2,500,000 shares
Maximum Horizon Series Class A. . . . . . . . .   75,000,000 shares
Maximum Horizon Series Class B. . . . . . . . .    5,000,000 shares
Maximum Horizon Series Class C. . . . . . . . .   10,000,000 shares
Maximum Horizon Series Class D. . . . . . . . .    5,000,000 shares
Maximum Horizon Series Class E. . . . . . . . .   5, 000,000 shares
Commodity Series Class A. . . . . . . . . . . .   30,000,000 shares
Technology Series Class A . . . . . . . . . . .   50,000,000 shares
Defensive Series Class A. . . . . . . . . . . .   37,500,000 shares
Defensive Series Class B. . . . . . . . . . . .    2,500,000 shares
Defensive Series Class C. . . . . . . . . . . .    5,000,000 shares
Defensive Series Class D. . . . . . . . . . . .    2,500,000 shares
Defensive Series Class E. . . . . . . . . . . .    2,500,000 shares
Financial Services Series Class A . . . . . . .   20,000,000 shares
International Series Class A. . . . . . . . . .   50,000,000 shares
Tax Managed Series Class A. . . . . . . . . . .   37,500,000 shares
Tax Managed Series Class B. . . . . . . . . . .    2,500,000 shares
Tax Managed Series Class C. . . . . . . . . . .    5,000,000 shares
Tax Managed Series Class D. . . . . . . . . . .    2,500,000 shares
Tax Managed Series Class E. . . . . . . . . . .    2,500,000 shares
Life Sciences Series Class A. . . . . . . . . .   50,000,000 shares
Global Fixed Income Series Class A. . . . . . .   50,000,000 shares
Blended Asset Series I Class A. . . . . . . . .   37,500,000 shares

                                        5

Blended Asset Series I Class B. . . . . . . . .    2,500,000 shares
Blended Asset Series I Class C. . . . . . . . .    5,000,000 shares
Blended Asset Series I Class D. . . . . . . . .    2,500,000 shares
Blended Asset Series I Class E. . . . . . . . .    2,500,000 shares
Blended Asset Series II Class A . . . . . . . .   37,500,000 shares
Blended Asset Series II Class B . . . . . . . .    2,500,000 shares
Blended Asset Series II Class C . . . . . . . .    5,000,000 shares
Blended Asset Series II Class D . . . . . . . .    2,500,000 shares
Blended Asset Series II Class E . . . . . . . .    2,500,000 shares
New York Tax Exempt Series Class A. . . . . . .   50,000,000 shares
Ohio Tax Exempt Series Class A. . . . . . . . .   50,000,000 shares
Diversified Tax Exempt Series Class A . . . . .   50,000,000 shares
World Opportunities Series Class A. . . . . . .   37,500,000 shares
World Opportunities Series Class B. . . . . . .    2,500,000 shares
World Opportunities Series Class C. . . . . . .    5,000,000 shares
World Opportunities Series Class D. . . . . . .    2,500,000 shares
World Opportunities Series Class E. . . . . . .    2,500,000 shares
PureMark[SM] Series Class A . . . . . . . . . .   37,500,000 shares
PureMark[SM] Series Class B . . . . . . . . . .    2,500,000 shares
PureMark[SM] Series Class C . . . . . . . . . .    5,000,000 shares
PureMark[SM] Series Class D . . . . . . . . . .    2,500,000 shares
PureMark[SM] Series Class E . . . . . . . . . .    2,500,000 shares
Government-Oriented Fixed Income Series Class A   25,000,000 shares
Government-Oriented Fixed Income Series Class D   15,000,000 shares
Government-Oriented Fixed Income Series Class E   10,000,000 shares
Unrestricted Fixed Income Series Class A. . . .   25,000,000 shares
Unrestricted Fixed Income Series Class D. . . .   15,000,000 shares
Unrestricted Fixed Income Series Class E. . . .   10,000,000 shares
Index Stock Series Class A. . . . . . . . . . .   25,000,000 shares

                                        6

Index Stock Series Class D. . . . . . . . . . .   15,000,000 shares
Index Stock Series Class E. . . . . . . . . . .   10,000,000 shares
Large Cap Stock Series Class A. . . . . . . . .   25,000,000 shares
Large Cap Stock Series Class D. . . . . . . . .   15,000,000 shares
Large Cap Stock Series Class E. . . . . . . . .   10,000,000 shares
Small Cap Stock Series Class A. . . . . . . . .   25,000,000 shares
Small Cap Stock Series Class D. . . . . . . . .   15,000,000 shares
Small Cap Stock Series Class E. . . . . . . . .   10,000,000 shares
Aggressive Stock Series Class A . . . . . . . .   25,000,000 shares
Aggressive Stock Series Class D . . . . . . . .   15,000,000 shares
Aggressive Stock Series Class E . . . . . . . .   10,000,000 shares
International Stock Series Class A. . . . . . .   25,000,000 shares
International Stock Series Class D. . . . . . .   15,000,000 shares
International Stock Series Class E. . . . . . .   10,000,000 shares
Defensive Growth Series Class A . . . . . . . .   25,000,000 shares
Defensive Growth Series Class D . . . . . . . .   15,000,000 shares
Defensive Growth Series Class E . . . . . . . .   10,000,000 shares
Growth with Reduced Volatility Series Class A .   25,000,000 shares
Growth with Reduced Volatility Series Class D .   15,000,000 shares
Growth with Reduced Volatility Series Class E .   10,000,000 shares
Long-Term Growth Series Class A . . . . . . . .   25,000,000 shares
Long-Term Growth Series Class D . . . . . . . .   15,000,000 shares
Long-Term Growth Series Class E . . . . . . . .   10,000,000 shares
Maximum-Growth Series Class A . . . . . . . . .   25,000,000 shares
Maximum-Growth Series Class D . . . . . . . . .   15,000,000 shares
Maximum-Growth Series Class E . . . . . . . . .   10,000,000 shares
Unclassified. . . . . . . . . . . . . . . . . .  300,000,000 shares


                                        7





     FOURTH: The officers of the Corporation be, and each of them hereby is, authorized and empowered to execute, seal and deliver any and all documents, instruments, papers and writings, including but not limited to Articles Supplementary to be filed with the State Department of Assessments and Taxation of Maryland, and to do any and all other acts, in the name of the Corporation and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions.

     FIFTH: The officers of the Fund be, and they hereby are, authorized to do any and all acts as may be necessary to cause the aforementioned shares to be registered with the Securities & Exchange Commission and any state authorities.

     SIXTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.


                  IN WITNESS WHEREOF, EXETER FUND, INC. has caused these presents to be signed in its name and on its behalf by its Vice President and its corporate seal to be hereunto affixed and attested by its Secretary as of the 25TH day of February, 2000.


                                                      EXETER FUND, INC.


                                                  By:/s/B. Reuben Auspitz
                                                     B. Reuben Auspitz
                                                     Vice President

[SEAL]

Attest:


/s/ Jodi L Hedberg
Jodi  L. Hedberg
Secretary

I, Jodi L. Hedberg, Corporate Secretary, hereby acknowledge on behalf of Exeter Fund, Inc. that the foregoing Articles Supplementary are the corporate act of said corporation under the penalties of perjury. Md C&A Section 1-301



/s/ Jodi L. Hedberg
Jodi  L. Hedberg
Secretary

                                        9
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